Exhibit 10.2

CONVERTIBLE PROMISSORY NOTE #6

$225,000.00	Cambridge, Massachusetts Date: June 20, 2012

For value received, the undersigned, Pathfinder Cell Therapy, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the order of Ventura, Inc. (the “Payee”), the principal sum of $225,000 and 00/100 Dollars ($225,000.00), together with interest to maturity (whether by lapse of time, acceleration or otherwise) on the balance of principal remaining from time to time outstanding at a rate per annum equal to 6%. Interest shall be calculated on the basis of a 360-day year and actual days.

The outstanding principal amount, together with accrued interest, of this Promissory Note shall become due and payable on the first anniversary of the date hereof.

Payee may elect, at any time prior to completion or termination of the Capital Raise (defined below), upon written notice to Borrower, to convert all or a portion of the outstanding principal and/or interest hereof, to shares of common stock of the Borrower, for the subscription price thereof, in the Capital Raise.  “Capital Raise” has the meaning used in that certain agreement and plan of merger dated December 22, 2010 (as amended) by and among Borrower, a wholly-owned subsidiary of Borrower, and Pathfinder, LLC, a Massachusetts limited liability company, pursuant to which Borrower acquired Pathfinder, LLC in a merger transaction, the initial closing of which Capital Raise occurred in September 2011 immediately after the merger. As a condition to any such conversion, Payee shall execute and deliver to Borrower such agreements and documentation as Borrower requires of other investors in the Capital Raise.

The Borrower shall have the right to prepay, at any time, all or any portion of the principal indebtedness evidenced by this Note, together with any accrued interest.

No failure by the holder of this Note to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such holder of any right or power preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the holder hereof as herein specified are cumulative and not exclusive of any other rights or remedies which such holder may otherwise have.

The undersigned agrees to pay all costs and expenses incurred by the holder hereof in enforcing this Note, including, without limitation, reasonable attorneys’ fees and disbursements.

Every maker, endorser and guarantor of this Note hereby waives presentment, demand and protest, and consents to any and all extensions and other indulgences granted by the holder hereof and agrees that no such extensions or other indulgences granted by the holder, and no discharge or release of any other party primarily or secondarily liable on this Note, or of any collateral securing this Note, shall operate to discharge the indebtedness evidenced by this Note.  If this Note is signed by more than one person, all references to the Borrower shall apply to each of them and their liabilities hereunder shall be joint and several.

Any notice of non-payment shall be deemed given when delivered in hand or when mailed, postage prepaid, by certified or registered mail, return receipt requested to the Borrower at 12 Bow Street, Cambridge, Massachusetts 02138 or sent thereto by Federal Express or comparable overnight courier.

This Note shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein (excluding choice of law principles).

IN WITNESS WHEREOF, the undersigned has executed or caused this Note to be executed under seal as of the year and day first written above.

WITNESS ____________________________	PATHFINDER CELL THERAPY, INC. By: /s/ Richard L. Franklin Richard L. Franklin, CEO

CONVERTIBLE PROMISSORY NOTE #7

$50,000.00	Cambridge, Massachusetts Date: July 27, 2012

For value received, the undersigned, Pathfinder Cell Therapy, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the order of Ventura, Inc. (the “Payee”), the principal sum of $50,000 and 00/100 Dollars ($50,000.00), together with interest to maturity (whether by lapse of time, acceleration or otherwise) on the balance of principal remaining from time to time outstanding at a rate per annum equal to 6%. Interest shall be calculated on the basis of a 360-day year and actual days.

The outstanding principal amount, together with accrued interest, of this Promissory Note shall become due and payable on the first anniversary of the date hereof.

Payee may elect, at any time prior to completion or termination of the Capital Raise (defined below), upon written notice to Borrower, to convert all or a portion of the outstanding principal and/or interest hereof, to shares of common stock of the Borrower, for the subscription price thereof, in the Capital Raise.  “Capital Raise” has the meaning used in that certain agreement and plan of merger dated December 22, 2010 (as amended) by and among Borrower, a wholly-owned subsidiary of Borrower, and Pathfinder, LLC, a Massachusetts limited liability company, pursuant to which Borrower acquired Pathfinder, LLC in a merger transaction, the initial closing of which Capital Raise occurred in September 2011 immediately after the merger. As a condition to any such conversion, Payee shall execute and deliver to Borrower such agreements and documentation as Borrower requires of other investors in the Capital Raise.

The Borrower shall have the right to prepay, at any time, all or any portion of the principal indebtedness evidenced by this Note, together with any accrued interest.

No failure by the holder of this Note to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such holder of any right or power preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the holder hereof as herein specified are cumulative and not exclusive of any other rights or remedies which such holder may otherwise have.

The undersigned agrees to pay all costs and expenses incurred by the holder hereof in enforcing this Note, including, without limitation, reasonable attorneys’ fees and disbursements.

Every maker, endorser and guarantor of this Note hereby waives presentment, demand and protest, and consents to any and all extensions and other indulgences granted by the holder hereof and agrees that no such extensions or other indulgences granted by the holder, and no discharge or release of any other party primarily or secondarily liable on this Note, or of any collateral securing this Note, shall operate to discharge the indebtedness evidenced by this Note.  If this Note is signed by more than one person, all references to the Borrower shall apply to each of them and their liabilities hereunder shall be joint and several.

Any notice of non-payment shall be deemed given when delivered in hand or when mailed, postage prepaid, by certified or registered mail, return receipt requested to the Borrower at 12 Bow Street, Cambridge, Massachusetts 02138 or sent thereto by Federal Express or comparable overnight courier.

This Note shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein (excluding choice of law principles).

IN WITNESS WHEREOF, the undersigned has executed or caused this Note to be executed under seal as of the year and day first written above.

WITNESS ____________________________	PATHFINDER CELL THERAPY, INC. By: /s/ Richard L. Franklin Richard L. Franklin, CEO